[LOGO] Mellon





                                SERVICE AGREEMENT


                                       FOR


                             TRANSFER AGENT SERVICES


                                       TO


                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

         THIS TRANSFER AGENT AGREEMENT (this "Agreement") between John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Preferred Dividend Fund, John Hancock Patriot Global Dividend Fund, John Hancock Patriot Select Dividend Trust, John Hancock Investors Trust, John Hancock Income Securities Trust, John Hancock Bank And Thrift Opportunity Fund, each a Massachusetts Business Trust, a Maryland corporation (each a "Client" and collectively the "Clients") and Mellon Investor Services LLC, a New Jersey limited liability company ("Mellon"), is dated as of June 1, 2002.

1. Appointment. Clients appoint Mellon as their transfer agent, registrar and dividend disbursing agent and Mellon accepts such appointment in accordance with the following terms and conditions for all authorized shares of each class of common stock listed in Exhibit A hereto (the "Shares").

2.       Term and Termination of Agreement.

         (a) This Agreement shall commence on the date hereof and shall continue for a term of two years. Unless either party gives written notice of termination of this Agreement at least 60 days prior to the end of the initial two year term, or any successive one year term, this Agreement shall automatically renew for an additional one year term.

         (b) This Agreement may be terminated at any time by either party upon a material breach of a representation, covenant or term of this Agreement by the other which is not cured within a period not to exceed thirty (30) days after the date of written notice thereof by the other party.

         (c) Prior to termination of this Agreement, Clients must provide Mellon with written instructions as to the disposition of records, as well as any additional documentation reasonably requested by Mellon. Except as otherwise expressly provided in this Agreement, the respective rights and duties of Clients and Mellon under this Agreement shall cease upon termination of the appointment.

         (d) Upon receipt of written notice of termination, Mellon shall follow its standard procedures to facilitate the transition of services hereunder to a successor agent, and both parties agree to use commercially practicable efforts to effect an orderly termination of this Agreement.

3. Duties of Mellon. Mellon will provide the services listed in Exhibit B hereto, in the performance of its duties as transfer agent, registrar, and dividend disbursing agent.

4.       Representations and Warranties of Mellon and Client.

         (a) Mellon represents, warrants and covenants to Clients that:

         (i) it is a limited liability company duly organized and existing and in good standing under the laws of the State of New Jersey;

         (ii) it is empowered under applicable laws and by its organizational documents to enter into and perform the Transfer Agent function per this Agreement; and

         (iii) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

         (b) each Client represents, warrants and covenants to Mellon that:

                  (i) the Shares issued and outstanding on the date hereof have been duly authorized, validly issued and are fully paid and are non-assessable; and any Shares to be issued hereunder, when issued, shall have been duly authorized, validly issued and fully paid and will be non-assessable;

                  (ii) the Shares issued and outstanding on the date hereof have been duly registered under the Securities Act of 1933, as amended, and such registration has become effective, or are exempt from such registration; and have been duly registered under the Securities Exchange Act of 1934, as amended, or are exempt from such registration;

                  (iii) any Shares to be issued hereunder, when issued shall have been duly registered under the Securities Act of 1933, as amended, and such registration shall have become effective or shall be exempt from such registration; and shall have been duly registered under the Securities Exchange Act of 1934, as amended, or shall be exempt from such registration;

                  (iv) such Client has paid or caused to be paid all taxes, if any, that were payable upon or in respect of the original issuance of the Shares issued and outstanding on the date hereof;

                  (v) the execution and delivery of this Agreement, and the issuance and any subsequent transfer of the Shares hereunder, do not and will not conflict with, violate, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, the charter or the by-laws of such Client, any law or regulation, any order or decree of any court or public authority having jurisdiction, or any mortgage, indenture, contract, agreement or undertaking to which such Client is a party or by which it is bound; and this Agreement is enforceable against such Client in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the enforcement of creditors' rights generally; and

                  (vi) such Client shall provide the documentation and notifications listed in Exhibit C hereto. Such Client further agrees to deliver an opinion of counsel as provided in Exhibit C, Section 7(a) and (b) upon any future original issuance of Shares for which Mellon will act as transfer agent hereunder.

5. Compensation and Expenses. Each Client shall compensate Mellon for its services hereunder in accordance with the fee schedules listed in Exhibit D hereto. In accordance with Exhibit D hereto, each Client shall reimburse Mellon for all reasonable expenses, disbursements or advances incurred by it in accordance herewith. All amounts owed to Mellon hereunder are due upon receipt of the invoice. Delinquent payments are subject to a late payment charge of one and one half percent (1.5%) per month commencing forty-five (45) days from the invoice date. Clients agree to reimburse Mellon for any reasonable attorney's fees and any other costs associated with collecting delinquent payments.

6.       Scope of Agency.

         (a) Mellon shall act solely as agent for Clients under this Agreement and owes no duties hereunder to any other person. Mellon undertakes to perform the duties and only the duties that are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against Mellon.

         (b) Mellon may rely upon, and shall be protected in acting or refraining from acting in reliance upon, (i) any Client communication authorized by this Agreement, (ii) any communication from any predecessor Transfer Agent or co-Transfer Agent or from any Registrar (other than Mellon), predecessor Registrar or co-Registrar, and (iii) any other written instruction, notice, request, direction, consent, report, certificate, or other instrument, paper, document or electronic transmission believed by Mellon to be genuine and to have been signed or given by the proper party or parties. In addition, Mellon is authorized to refuse to make any transfer it deems improper.

         (c) Mellon may consult with counsel (including internal counsel) whose advice shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (d) Any instructions given by a Client to Mellon orally shall be confirmed in writing by such Client as soon as practicable. Mellon shall not be liable or responsible and shall be fully authorized and protected for acting, or failing to act, in accordance with any oral instructions which do not conform with the written confirmation received in accordance with this Section.

         (e) Mellon may perform any of its duties hereunder either directly or by or through agents or attorneys.

         (f) Mellon shall not be obligated to take any legal action hereunder; if, however, Mellon determines to take any legal action hereunder, and, where the taking of such legal action might in Mellon's judgment subject or expose Mellon to any expense or liability, Mellon shall not act unless it shall have been furnished with an indemnity satisfactory to it.

7.       Indemnification.

         (a) Clients shall indemnify Mellon for, and hold it harmless against, any loss, liability, claim or expense ("Loss") arising out of or in connection with its duties under this Agreement or this appointment, including the costs and expenses of defending itself against any Loss or enforcing this Agreement, except to the extent that such Loss shall have been determined by a court of competent jurisdiction to be a result of Mellon's negligence or intentional misconduct.

         (b) Mellon shall indemnify Clients for, and hold them harmless against, any Loss arising out of or in connection with Mellon's duties under this Agreement or this appointment, including the costs and expenses of defending Clients against any Loss or enforcing this Agreement, to the extent that such Loss shall have been determined by a court of competent jurisdiction to be a result of Mellon's negligence or intentional misconduct.

         (c) In order that the indemnification provisions contained in this Section shall apply, upon the assertion of a claim for which one party may be required to indemnify another, the indemnified party shall promptly notify the indemnifying party of such assertion, and shall keep such party advised with respect to all developments concerning such claim; provided, however, that a party's failure to so notify or advise the other party shall not limit such other party's indemnification obligation hereunder except to the extent that such other party has been materially prejudiced by such failure. The indemnifying party shall have the option to participate with the indemnified party in the defense of any such claim or to defend against said claim. In no case shall an indemnified party confess any claim or make any compromise in any case in which an indemnifying party may be required to indemnify it except with such indemnifying party's written consent.

8.    Limitation of Liability.

         (a) In the absence of negligence or intentional misconduct on its part, Mellon shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement. Mellon's liability to each Client shall be limited in the aggregate to an amount equal to (12) times the flat monthly fee to be paid by such Client as set forth in Exhibit D hereto. In no event will Mellon be liable for special, indirect, incidental or consequential loss or damages of any kind whatsoever (including but not limited to lost profits), even if Mellon has been advised of the possibility of such damages.

         (b) In the event any question or dispute arises with respect to Mellon's duties hereunder, Mellon shall not be required to act or be held liable or responsible for its failure or refusal to act until the question or dispute has been (i) judicially settled (and, if appropriate, Mellon may file a suit in interpleader or for a declaratory judgment for such purpose) by final judgment rendered by a court of competent jurisdiction that is binding on all parties interested in the matter and is no longer subject to review or appeal, or (ii) settled by a written document in form and substance satisfactory to Mellon and executed by Client. In addition, Mellon may require for such purpose, but shall not be obligated to require, the execution of such written settlement by parties that may have an interest in the settlement.

9. Force Majeure. Mellon shall not be liable for any failures, delays or losses, arising directly or indirectly out of conditions beyond its reasonable control, including, but not limited to, acts of government, exchange or market ruling, suspension of trading, work stoppages or labor disputes, civil disobedience, riots, rebellions, electrical or mechanical failure, computer hardware or software failure, communications facilities failures including telephone failure, war, fires, earthquakes, storms, floods, acts of God or similar occurrences.

10. Market Data. Each Client acknowledges that Mellon may provide real-time or delayed quotations and other market information and messages ("Market Data"), which Market Data is provided to Mellon by certain national securities exchanges and associations who assert a proprietary interest in Market Data disseminated by them but do not guarantee the timeliness, sequence, accuracy or completeness thereof. Each Client agrees and acknowledges that Mellon shall not be liable in any way for any loss or damage arising from or occasioned by any inaccuracy, error, delay in, omission of, or interruption in any Market Data or the transmission thereof.

11. Bankruptcy; Non-payment; Reorganization. Subject to a reasonable opportunity for Clients to cure, Mellon may suspend transfers and/or terminate this Agreement with respect to a Client if (i) such Client fails to pay amounts due or defaults on any of its material obligations hereunder; (ii) any proceeding in bankruptcy, reorganization, receivership or insolvency is commenced by or against such Client, such Client shall become insolvent, or shall cease paying its obligations as they become due or makes any assignment for the benefit of its creditors; or (iii) such Client is acquired by or is merged with or into another entity where such Client is not the surviving company, or such Client sells all or substantially all of its assets. Each Client agrees that if any of the foregoing events shall occur and such Client failures to cure, all fees to which Mellon is or shall be entitled hereunder shall be immediately due and payable to Mellon. Unrealized fees will be calculated from the termination date to the expiration date of the then current term based on the services and number of shareholders as of the termination date.

12. Notices. All notices, demands and other communications given pursuant to the terms and provisions hereof shall be in writing, shall be deemed effective on the date of receipt, and may be sent by facsimile, overnight delivery services, or by certified or registered mail, return receipt requested to:

If to a Client:                             with an additional copy to:

(see title page for Client names)           [additional notice name and address]
c/o John Hancock Advisers                   None
101 Huntington Avenue
Boston, MA 02199
Attn: Susan S. Newton
Tel: 617 375 1702
Fax: 617 375 1770

If to Mellon:                                       with an additional copy to:

Mellon Investor Services LLC                        Mellon Investor Services LLC
111 Founders Plaza - 11th Floor                     Overpeck Centre
Hartford, CT  06108                                 85 Challenger Road
Attn:  Lynore Leconche                              Ridgefield Park, NJ  07660
Tel:  860-282-3509                                  Attn: Legal Department
Fax:  860-528-6472                                  Tel: 201-373-7155
                                                    Fax: 201-373-7166


13.      Submission to Jurisdiction; Foreign Law.

         (a) Each Client hereby irrevocably submits to the non-exclusive jurisdiction of any New York State court sitting in New York City or the United States District Court for the Southern District of New York and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement, and each Client hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such United States Federal court. Each Client hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding or a defense based on the grounds of jurisdiction with respect thereto. Each Client agrees that, to the fullest extent permitted by applicable laws, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) Mellon is not required hereunder to comply with the laws or regulations of any country other than the United States of America or any political subdivision thereof. After consultation with a Client, Mellon may consult with foreign counsel, at such Client's expense, to resolve any foreign law issues that may arise as a result of such Client or any other applicable party being subject to the laws or regulations of any foreign jurisdiction.

14.      Miscellaneous.

         (a) Amendments. This Agreement may not be amended or modified in any manner except by a written agreement signed by both Clients and Mellon. Clients and Mellon agree to enter into discussions to amend the Fee Schedule (Exhibit D) if the number of shareholders increases or decreases by more than 7% in any 12 month period or the nature of services provided materially changes or if Mellon enters into Transfer Agent contract negotiations with John Hancock Financial Services, Inc.

         (b) Governing Law. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         (c) Survival of Terms. Sections 5, 7 and 8 hereof shall survive termination of this Agreement.

         (d) Assignment. This Agreement may not be assigned, or otherwise transferred, in whole or in part, by either party without the prior written consent of the other party, which the other party will not unreasonably withhold, condition or delay. Any attempted assignment in violation of the foregoing will be void.

         (e) Headings. The headings contained in this Agreement are for the purposes of convenience only and are not intended to define or limit the contents of this Agreement.

         (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is found to violate a law, it will be severed from the rest of the Agreement and ignored.

         (g) Counterparts. This Agreement may be executed manually in any number of counterparts, each of which such counterparts, when so executed and delivered, shall be deemed an original, and all such counterparts when taken together shall constitute one and the same original instrument.

         (h) Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and merges all prior written or oral communications, understandings, and agreements with respect to the subject matter of this Agreement. The parties acknowledge that the Exhibits hereto are an integral part of this Agreement.

         (i) Benefits of this Agreement. Nothing in this Agreement shall be construed to give any person or entity other than Mellon and Clients any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Mellon and Clients.

15.      Confidentiality.

         (a) Mellon and each Client agree that they will not, at any time during the term of this Agreement or after its termination, reveal, divulge, or make known to any person, firm, corporation or other business organization, any lists, trade secrets, cost figures and projections, profit figures and projections, or any other secret or confidential information whatsoever, whether of Mellon or of a Client, used or gained by Mellon or a Client during performance under this Agreement. Each Client and Mellon further covenant and agree to retain all such knowledge and information acquired during and after the term of this Agreement respecting such lists, trade secrets, or any secret or confidential information whatsoever in trust for the sole benefit of Mellon or the Client and their successors and assigns. The above prohibition of disclosure shall not apply to the extent that Mellon must disclose such data to its sub-contractor or Client agent for purposes of providing services under this Agreement, however, such sub-contractor shall be bound by the provisions of this Section.

         (b) In the event that any requests or demands are made for the inspection of the Shareholder records of the Client, other than request for records of Shareholders pursuant to standard subpoenas from state or federal government authorities (e.g., in divorce and criminal actions), Mellon will endeavor to notify the Client and to secure instructions from an authorized officer of the Client as to such inspection. Mellon expressly reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by counsel that it may be held liable for the failure to exhibit the Shareholder records to such person or if required by law or court order.

16. Privacy of Consumer Information. Whereas, it is reasonably necessary for Client to furnish to Mellon certain information about Client customers or prospective customers ("customer information"), to enable Mellon to perform its services for Client; and Client and/or its representative has provided and/or will provide customer information to Mellon for the purpose of performing one or more tasks for Client; and Client is legally required to protect the confidentiality of customer information; Mellon and Client agree as follows:

         (a) Mellon will not disclose any customer information provided to it by or on behalf of Client to any affiliated or unaffiliated third party except to the extent Mellon reasonably believes necessary to satisfy the purpose for which the customer information was provided to Mellon, and provided that Mellon will take reasonable efforts to impose on such third party the same confidentiality requirements that Mellon is required to abide by with respect to the customer information.

         (b) Mellon will not use customer information for any purpose other than the specific purpose for which it was provided to Mellon by or on behalf of Client, and will make customer information available to its employees only as reasonably necessary to satisfy the purpose for which the customer information was provided to Mellon.

         (c) Mellon will maintain reasonable security guidelines to ensure its ability to comply with the requirements of this Section 16.

         (d) This Agreement shall be in addition to any confidentiality provisions in any existing agreement between the parties; provided, however, that in the event of a conflict, the provision that provides the most confidentiality or security protection for customer information shall prevail.

[The remainder of this page has been intentionally left blank. Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year above written.



JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
JOHN HANCOCK INVESTORS TRUST
JOHN HANCOCK INCOME SECURITIES TRUST
JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND




By:        /s/Susan S. Newton
           ---------------------------------------------------
Name:      Susan S. Newton
Title:     Senior Vice President and Corporate Secretary





MELLON INVESTOR SERVICES LLC



By:        /s/Beverly A. Verrico
           ---------------------------------------------------
Name:      Beverly A. Verrico
Title:     Vice President

[LOGO] Mellon                                                          Exhibit A




                         STOCK SUBJECT TO THE AGREEMENT





                                                               Common Shares
                                                          Number of Authorized &
                  Client Name                                 issued Shares
--------------------------------------------------------------------------------

JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I                          14,979,601

JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II                         15,002,724

JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND                           7,257,200

JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND                              8,334,700

JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST                             9,885,027

JOHN HANCOCK INVESTORS TRUST                                           7,978,242

JOHN HANCOCK INCOME SECURITIES TRUST                                  10,898,374

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND                         84,400,000

[LOGO] Mellon                                                          Exhibit B




                             SERVICES TO BE PROVIDED


Account Maintenance Functions

o   Opening new accounts
o   Posting debits and credits
o   Maintaining certificate history
o   Placing and releasing stop transfer notations
o   Consolidating accounts
o Coding accounts requiring special handling (e.g. "bad address," "do not mail," "VIP," etc.)
o   Processing address changes
o   Responding to shareholder correspondence
o   Providing a dedicated toll-free phone number for shareholder inquiries
o Obtaining and posting Taxpayer Identification Number certifications pursuant to IDTCA regulations
o   Maintaining inactive accounts for the purpose of research and tax reporting
o   Closing (purging) inactive accounts that meet selective criteria
o Providing Client and its shareholders with on-line access to shareholder records
o   Training on all aspects of Mellon's stock transfer system
o   Create and generate management reports which Client and Mellon agree upon.
o Handle buck-slip inserts into statements or privacy statement and or special mailings.



Security Issuance Functions

o Qualifying under the rules of the NYSE and NASDAQ/AMEX to act in the dual capacity as transfer agent and registrar
o    Maintaining mail and window facilities for the receipt of transfer requests
o Maintaining and securing unissued certificate inventory and supporting documents
o Examining issuance or transfer requests to ensure that proper authority is being exercised
o Verifying (to the extent possible) that surrendered certificates are genuine and have not been altered
o Verifying that original issuances are properly authorized and have necessary regulatory approval

o In connection with requests for transfer, verifying that Shares issued equal the amount surrendered
o    Place and remove stop orders on Shares
o Verifying that no stop orders are held against Shares submitted for transfer
o    Issuing and registering new securities
o    Recording canceled and issued securities
o    Canceling surrendered certificates
o    Delivering completed transfers
o Processing restricted and legal transfers upon presentment of appropriate supporting documentation
o    Preparing daily transfer or management summary journals
o Replacing lost, destroyed or stolen certificates provided that Mellon is in receipt of (a) evidence acceptable to it of the loss, theft or destruction, and (b) a surety bond acceptable to Mellon sufficient to indemnify and hold it and Client harmless (charge imposed on shareholder)


Proxy and Annual Meeting Functions

o    Assisting in annual meeting planning
o    Processing and mailing proxy material and Annual Report
o Tabulating physical proxies (both scanner and manual) returned by shareholders
o    Identifying shareholders who will attend the Annual Meeting
o    Providing Inspector(s) of Election for the Annual Meeting
o    Supporting efforts of any proxy solicitor
o    Preparing certified list of record date holders
o    Preparing report of final vote
o    Providing remote access to proxy tabulation system
o Maintaining an automated link with (i) DTC to redistribute record date Cede & Co. share positions to participants and (ii) ADP to receive transmissions of broker votes
o    Processing omnibus proxies for respondent banks

Cash Dividend Disbursement Functions  (If Applicable)

o Disburse regularly scheduled dividends for each fund as outlined in Exhibit D hereto
o    Preparing and mailing checks
o    Reconciling checks
o    Preparing payment register in list form
o    Withholding and filing taxes for non-resident aliens and others
o    Filing federal tax information returns
o    Processing "B" and "C" notices received from the IRS
o Mailing required statements (Form 1099DIV or Form 1042) to registered holders

o    Maintaining stop payment files and issuing replacement checks
o    Maintaining separate dividend addresses
o Receiving, verifying and posting funds to cover entire dividend distribution on mailing date of checks


Escheatment Services

o Taking all necessary steps to establish compliance with the unclaimed property requirements of all jurisdictions that may have a claim on escheatable property held by your organization
o Identifying specific records and property subject to reporting based upon current state statutes, rules, and regulations
o Executing state mandated due diligence mailings for lost property owners as required, organizing records into acceptable formats for reporting, and remitting property due each state when and as required
o Obtaining penalty and interest release agreements and indemnification from future claim agreements (on property remitted) from the states that offer such agreements
o Identifying all property that has become escheatable since the last filing date
o Reviewing the applicable state regulations to determine if there have been any changes in reporting procedures
o    Reporting and remitting to each state when and as required
o Executing a mailing to all accounts with uncashed checks or RPO certificates as required by state laws
o    Executing SEC mandated lost shareholder database searches


Quality Standards

o    Establish mutually agreed upon set of service performance standards.
o Provide client with monthly service performance reports and formal quarterly service performance reports for review by Board of Trustees.

Other Services  (Optional Services - Subject to additional fees):

o        ACH, Direct Deposit Services
o        Bank/Broker Distributions
o        Confidential Proxy Voting
o        Corporate Stock Buy-Backs
o        Custodial Services
o        Direct Purchase & Dividend Reinvestment Services
o        Direct Registration System/Profile Services
o        Dividends - special cash dividends
o Solicitation, processing and maintenance of consents for electronic distribution of materials
o        Electronic distribution of material
o        Electronic Proxy Voting (e.g. telephone, internet, intranet)
o        Employee Stock Option Plan administration
o        Employee Stock Purchase Plan Administration
o        Escrow Services
o        Exchanges or Tender Offers
o        Foreign Tax Re-claim
o Solicitation, processing and maintenance of consents for delivery of materials to households
o Logistics services including document transportation, fulfillment, printing and media placement
o        Mailing Quarterly or Periodic Reports
o        Maintaining Mail Lists
o        Odd-Lot Programs
o        Proxy Solicitation
o        Secondary Offerings or Closings
o        Special Meetings
o        Standby Rights Agency
o        Stock Splits and Stock Dividends
o        StockWatch (beneficial owner identification)
o        Subscription Agent Services
o        Survey Tabulation
o        Warrant Agency

[LOGO] Mellon                                                          Exhibit C



              DOCUMENTS AND NOTIFICATIONS TO BE DELIVERED TO MELLON

                        UPON EXECUTION OF THIS AGREEMENT


Client shall provide Mellon with the following:

1.       An adequate supply of Share certificates.

2. A copy of the resolutions adopted by the Board of Directors of Client appointing or authorizing the appointment of Mellon as Transfer Agent and/or Registrar and Dividend Disbursing Agent, as the case may be, duly certified by the Secretary or Assistant Secretary of Client under the corporate seal.

3. A copy of the Certificate of Incorporation of Client, and all amendments thereto, certified by the Secretary of State of the state of incorporation.

4. A copy of the By-laws of Client as amended to date, duly certified by the Secretary of Client under the corporate seal.

5. A certificate of the Secretary or an Assistant Secretary of Client, under its corporate seal, stating that:

         a) this Agreement has been executed and delivered pursuant to the authority of Client's Board of Directors;

         b) the attached specimen Share certificate(s) are in substantially the form submitted to and approved by Client's Board of Directors for current use and the attached specimen Share certificates for each Class of Stock with issued and outstanding Shares are in the form previously submitted to and approved by Client's Board of Directors for past use;

         c) the attached list of existing agreements pursuant to which Shares have been reserved for future issuance specifying the number of reserved Shares subject to each such existing agreement and the substantive provisions thereof, is true and complete, or no Shares have been reserved for future issuance.

         d) each shareholder list provided is true and complete (such certification may state that it is based upon the certification of the predecessor Transfer Agent or predecessor Registrar that prepared the list) or no Shares are outstanding;

         e) the name of each stock exchange upon which any of the Shares are listed and the number and identity of the Shares so listed;

         f) the name and address of each co-Transfer Agent, Registrar (other than Mellon) or co-Registrar for any of the Shares and the extent of its appointment, or there are no co-Transfer Agents, Registrars (other than Mellon) or co-Registrars for any of the Shares; and

         g) the officer(s) of Client, who executed this Agreement as well as any certificates or papers delivered to Mellon pursuant to this Agreement, were validly elected to, and the incumbents of, the offices they purported to hold at the time of such execution and delivery, and that their signatures on all documentation are genuine; and upon which is subscribed a certificate of an officer of Client, other than the officer executing the certificate of the Secretary, stating that the person who executed the certificate of the Secretary was validly elected to, and is the Secretary or an Assistant Secretary of Client and that his signature on the certificate is genuine.

6. A shareholder list, preferably in machine readable format, certified as true and complete by the person preparing the list, for the issued and outstanding Shares, setting forth as to each holder, his/her name and address, tax identification number certified by the shareholder pursuant to requirements of the Internal Revenue Code and applicable regulations, the number of Shares held, the Share certificate numbers and the existence of any stop orders or other transfer restrictions.

7. Opinion of in-house counsel for Client, addressed to Mellon, to the effect that:

         a) the Shares issued and outstanding on the date hereof have been duly authorized, validly issued and are fully paid and are non-assessable;

         b) the Shares issued and outstanding on the date hereof have been duly registered under the Securities Act of 1933, as amended, and such registration has become effective, or are exempt from such registration; and have been duly registered under the Securities Exchange Act of 1934, as amended, or are exempt from such registration;

         c) Client has paid or caused to be paid all taxes, if any, which were payable upon or in respect of the original issuance of the Shares issued and outstanding on the date hereof; and

         d) the execution and delivery of this Agreement and the issuance of the Shares do not and will not conflict with, violate, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, the charter or the by-laws of Client, any law or regulation, any order or decree of any court or public authority having jurisdiction, or any mortgage, indenture, contract, agreement or undertaking to which Client is a party or by which it is bound and this Agreement is enforceable against Client in accordance with it terms, except as limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the enforcement of creditors' rights generally.

8.       A completed Internal Revenue Service Form 2678.

                             NOTIFICATION OF CHANGES

Client shall promptly notify Mellon of the following:

1. Any change in the name of Client, amendment of its certificate of incorporation or its by-laws;

2. Any change in the title of a Class of Stock from that set forth in the first column of Exhibit A;

3. Any change in the Number of Authorized Shares from that set forth in the second column of Exhibit A;

4. Any change in existing agreements or any entry into new agreements changing the Number of Authorized Shares Reserved for Future Issuance Under Existing Agreements from that listed in the fourth column of Exhibit A hereto;

5. Any change in the number of outstanding Shares subject to stop orders or other transfer limitations;

6.       The listing or delisting of any Shares on any stock exchange;

7. The appointment after the date hereof of any co-Transfer Agent, Registrar (other than Mellon) or any co-Registrar for any of the Shares;

8. The merger of Client into, or the consolidation of Client with, or the sale or other transfer of the assets of Client substantially as an entirety to, another person; or the merger or consolidation of another person into or with Client; and

9. Any other change in the affairs of Client of which Mellon must have knowledge to perform properly its duties under this Agreement.

[LOGO] Mellon                                                          Exhibit D



                                  FEE SCHEDULE
                                       TO
                  JOHN HANCOCK BANK & thrift opportunities Fund


Initial Term of Agreement:              Two (2) Years
                                        -------------


Annual Administrative Fee:                                               $10,000
Annual Dividend Reinvestment Administrative Fee:                          $6,300
Annual Fee Per Active Shareholder Account:                                 $2.50
Annual Fee Per Inactive Shareholder Account:                               $1.00
Annual Fee Per Dividend Reinvestment Account:                              $4.00

The above fee will be charged for all services listed in Exhibit B and will be subject to the following annual allowances and additional charges:


  Number of active accounts maintained                                     1,487
  Number of option items processed                                            50
  Number of restricted items processed                                        25
  Number of legal items processed                                             10
  Number of  mailings per year (including one enclosure)                       1
  Number of cash dividends paid per fiscal year                                1
  Number of semi-annual report mailings                                        2
  Number of reports, analyses, list or labels                                  6
  Number of Inspectors of Election                                             1
  Number of respondent bank omnibus proxies                                   15
  Number of certificates issued and book-entry credits                        10
  Number of certificates cancelled and book-entry debits                     300
  Number of DWACS                                                             25
  Number of shareholder telephone calls handled by Interactive
  Voice Response System                                                       50
  Number of shareholder telephone calls transferred out of the IVR to
  a Customer Service Representative                                          500
  Number of shareholder written or E-mail inquiries                           25
  Number of Investor ServiceDirect? transactions                              50
  Number of state mandated due diligence mailings for lost property,
  as required                                                                 25
  Number of SEC mandated lost shareholder database searches                   25

[LOGO] Mellon                                                          Exhibit D

To the extent the above annual allowances are exceeded, the following unit fees will apply:

  For each active account maintained (per year)                            $2.50
  For each inactive account maintained                 40% of active account fee
  For each option issued                                                  $25.00
  For each legal item processed                                           $50.00
  Mailings                                                          See Attached
  Lists / Labels / Analyses                                         See Attached
  For each additional Inspector of Election                            $1,500.00
  For each respondent bank omnibus proxy                                 $100.00
  For each DWAC delivery                                                  $25.00
  For each certificate issued or cancelled                                 $2.00
  For each book-entry credit or debit posted                               $1.50
  For each shareholder telephone call via CSR                              $5.25
  For each shareholder telephone call via IVR                              $1.50
  For each correspondence responding to a shareholder                     $15.00
  For each Investor ServiceDirect transaction                              $1.50
  For each stop maintained on a lost certificate (per month)               $0.05
  For each stop removed from a lost certificate                            $0.05
  For each stop placed on or removed from a restricted security           $50.00


For the purposes of this agreement the following definitions apply:

1. Investor ServiceDirect (ISD) transactions will include any shareholder transaction initiated through ISD including, but not limited to, the following:

  o  Purchasing or selling shares
  o  Duplicate 1099 requests
  o  Updating or changing consent to electronic delivery
  o  Forms or document requests
  o  Taxpayer certification
  o  Certificate issuance
  o  Update dividend reinvestment selection
  o  Duplicate book entry statement
  o  PIN change

2. Active and Inactive accounts will be defined as follows:

  o Active accounts are defined as accounts with a share balance greater than zero or outstanding cash balances or taxable income that has not yet been reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


                                  FEE SCHEDULE
                                       TO
                      JOHN HANCOCK INCOME SECURITIES TRUST


Initial Term of Agreement:              Two (2) Years
                                        -------------

Annual Administrative Fee:                                               $18,000
Annual Dividend Reinvestment Administrative Fee:                          $7,500
Annual Fee Per Active Shareholder Account:                                 $2.50
Annual Fee Per Inactive Shareholder Account:                               $1.00
Annual Fee Per Dividend Reinvestment Account:                              $4.00

The above fee will be charged for all services listed in Exhibit B and will be subject to the following annual allowances and additional charges:


  Number of active accounts maintained                                     5,132
  Number of option items processed                                            50
  Number of restricted items processed                                        25
  Number of legal items processed                                             75
  Number of  mailings per year (including one enclosure)                       1
  Number of cash dividends paid per fiscal year                                4
  Number of semi-annual report mailings                                        2
  Number of reports, analyses, list or labels                                  6
  Number of Inspectors of Election                                             1
  Number of respondent bank omnibus proxies                                   15
  Number of certificates issued and book-entry credits                       150
  Number of certificates cancelled and book-entry debits                     900
  Number of DWACS                                                             25
  Number of shareholder telephone calls handled by Interactive
  Voice Response System                                                       50
  Number of shareholder telephone calls transferred out of the IVR
  to a Customer Service                                                      800
  Representative
  Number of shareholder written or E-mail inquiries                          100
  Number of Investor ServiceDirect? transactions                              50
  Number of state mandated due diligence mailings for lost property,
  as required                                                                 25
  Number of SEC mandated lost shareholder database searches                   25

[LOGO] Mellon                                                          Exhibit D


To the extent the above annual allowances are exceeded, the following unit fees will apply:

     For each active account maintained (per year)                         $2.50
     For each inactive account maintained              40% of active account fee
     For each option issued                                               $25.00
     For each legal item processed                                        $50.00
     Mailings                                                       See Attached
     Lists / Labels / Analyses                                      See Attached
     For each additional Inspector of Election                         $1,500.00
     For each respondent bank omnibus proxy                              $100.00
     For each DWAC delivery                                               $25.00
     For each certificate issued or cancelled                              $2.00
     For each book-entry credit or debit posted                            $1.50
     For each shareholder telephone call via CSR                           $5.25
     For each shareholder telephone call via IVR                           $1.50
     For each correspondence responding to a shareholder                  $15.00
     For each Investor ServiceDirect transaction                           $1.50
     For each stop maintained on a lost certificate (per month)            $0.05
     For each stop removed from a lost certificate                         $0.05
     For each stop placed on or removed from a restricted security        $50.00


For the purposes of this agreement the following definitions apply:

1. Investor ServiceDirect (ISD) transactions will include any shareholder transaction initiated through ISD including, but not limited to, the following:

     o   Purchasing or selling shares
     o   Duplicate 1099 requests
     o   Updating or changing consent to electronic delivery
     o   Forms or document requests
     o   Taxpayer certification
     o   Certificate issuance
     o   Update dividend reinvestment selection
     o   Duplicate book entry statement
     o   PIN change

2.   Active and Inactive accounts will be defined as follows:

     o Active accounts are defined as accounts with a share balance greater than zero or outstanding cash balances or taxable income that has not yet been reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


     o Inactive accounts are defined as accounts with a share balance equal to zero and no outstanding cash balances and no taxable income to be reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


                                  FEE SCHEDULE
                                       TO
                          JOHN HANCOCK INVESTORS TRUST


Initial Term of Agreement:              Two (2) Years
                                        -------------

Annual Administrative Fee:                                               $18,000
Annual Dividend Reinvestment Administrative Fee:                          $7,500
Annual Fee Per Active Shareholder Account:                                 $2.50
Annual Fee Per Inactive Shareholder Account:                               $1.00
Annual Fee Per Dividend Reinvestment Account:                              $4.00

The above fee will be charged for all services listed in Exhibit B and will be subject to the following annual allowances and additional charges:


  Number of active accounts maintained                                     4,428
  Number of option items processed                                            50
  Number of restricted items processed                                        25
  Number of legal items processed                                             75
  Number of  mailings per year (including one enclosure)                       1
  Number of cash dividends paid per fiscal year                                4
  Number of semi-annual report mailings                                        2
  Number of reports, analyses, list or labels                                  6
  Number of Inspectors of Election                                             1
  Number of respondent bank omnibus proxies                                   15
  Number of certificates issued and book-entry credits                     1,000
  Number of certificates cancelled and book-entry debits                     900
  Number of DWACS                                                             25
  Number of shareholder telephone calls handled by Interactive
  Voice Response System                                                       50
  Number of shareholder telephone calls transferred out of the IVR
  to a Customer Service Representative                                       800
  Number of shareholder written or E-mail inquiries                          100
  Number of Investor ServiceDirect? transactions                              50
  Number of state mandated due diligence mailings for lost
  property, as required                                                       25
  Number of SEC mandated lost shareholder database searches                   25

[LOGO] Mellon                                                          Exhibit D


To the extent the above annual allowances are exceeded, the following unit fees will apply:

    For each active account maintained (per year)                          $2.50
    For each inactive account maintained               40% of active account fee
    For each option issued                                                $25.00
    For each legal item processed                                         $50.00
    Mailings                                                        See Attached
    Lists / Labels / Analyses                                       See Attached
    For each additional Inspector of Election                          $1,500.00
    For each respondent bank omnibus proxy                               $100.00
    For each DWAC delivery                                                $25.00
    For each certificate issued or cancelled                               $2.00
    For each book-entry credit or debit posted                             $1.50
    For each shareholder telephone call via CSR                            $5.25
    For each shareholder telephone call via IVR                            $1.50
    For each correspondence responding to a shareholder                   $15.00
    For each Investor ServiceDirect transaction                            $1.50
    For each stop maintained on a lost certificate (per month)             $0.05
    For each stop removed from a lost certificate                          $0.05
    For each stop placed on or removed from a restricted security         $50.00


For the purposes of this agreement the following definitions apply:

1. Investor ServiceDirect (ISD) transactions will include any shareholder transaction initiated through ISD including, but not limited to, the following:

    o   Purchasing or selling shares
    o   Duplicate 1099 requests
    o   Updating or changing consent to electronic delivery
    o   Forms or document requests
    o   Taxpayer certification
    o   Certificate issuance
    o   Update dividend reinvestment selection
    o   Duplicate book entry statement
    o   PIN change

2.   Active and Inactive accounts will be defined as follows:

    o Active accounts are defined as accounts with a share balance greater than zero or outstanding cash balances or taxable income that has not yet been reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


    o Inactive accounts are defined as accounts with a share balance equal to zero and no outstanding cash balances and no taxable income to be reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


                                  FEE SCHEDULE
                                       TO
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND


Initial Term of Agreement:              Two (2) Years
                                        -------------

Annual Administrative Fee:                                               $12,000
Annual Dividend Reinvestment Administrative Fee:                         $10,000
Annual Fee Per Active Shareholder Account:                                 $2.50
Annual Fee Per Inactive Shareholder Account:                               $1.00
Annual Fee Per Dividend Reinvestment Account:                              $4.00

The above fee will be charged for all services listed in Exhibit B and will be subject to the following annual allowances and additional charges:


  Number of active accounts maintained                                       444
  Number of option items processed                                            50
  Number of restricted items processed                                        25
  Number of legal items processed                                             25
  Number of  mailings per year (including one enclosure)                       1
  Number of cash dividends paid per fiscal year                               12
  Number of semi-annual report mailings                                        2
  Number of reports, analyses, list or labels                                  6
  Number of Inspectors of Election                                             1
  Number of respondent bank omnibus proxies                                   15
  Number of certificates issued and book-entry credits                        15
  Number of certificates cancelled and book-entry debits                     150
  Number of DWACS                                                             25
  Number of shareholder telephone calls handled by Interactive
  Voice Response System                                                       50
  Number of shareholder telephone calls transferred out of the
  IVR to a Customer Service Representative                                   150
  Number of shareholder written or E-mail inquiries                           50
  Number of Investor ServiceDirect? transactions                              50
  Number of state mandated due diligence mailings for lost
  property, as required                                                       25
  Number of SEC mandated lost shareholder database searches                   25

[LOGO] Mellon                                                          Exhibit D


To the extent the above annual allowances are exceeded, the following unit fees will apply:

     For each active account maintained (per year)                         $2.50
     For each inactive account maintained              40% of active account fee
     For each option issued                                               $25.00
     For each legal item processed                                        $50.00
     Mailings                                                       See Attached
     Lists / Labels / Analyses                                      See Attached
     For each additional Inspector of Election                         $1,500.00
     For each respondent bank omnibus proxy                              $100.00
     For each DWAC delivery                                               $25.00
     For each certificate issued or cancelled                              $2.00
     For each book-entry credit or debit posted                            $1.50
     For each shareholder telephone call via CSR                           $5.25
     For each shareholder telephone call via IVR                           $1.50
     For each correspondence responding to a shareholder                  $15.00
     For each Investor ServiceDirect transaction                           $1.50
     For each stop maintained on a lost certificate (per month)            $0.05
     For each stop removed from a lost certificate                         $0.05
     For each stop placed on or removed from a restricted security        $50.00


For the purposes of this agreement the following definitions apply:

1. Investor ServiceDirect (ISD) transactions will include any shareholder transaction initiated through ISD including, but not limited to, the following:

     o   Purchasing or selling shares
     o   Duplicate 1099 requests
     o   Updating or changing consent to electronic delivery
     o   Forms or document requests
     o   Taxpayer certification
     o   Certificate issuance
     o   Update dividend reinvestment selection
     o   Duplicate book entry statement
     o   PIN change

2.   Active and Inactive accounts will be defined as follows:

     o Active accounts are defined as accounts with a share balance greater than zero or outstanding cash balances or taxable income that has not yet been reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


     o Inactive accounts are defined as accounts with a share balance equal to zero and no outstanding cash balances and no taxable income to be reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


                                  FEE SCHEDULE
                                       TO
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND


Initial Term of Agreement:              Two (2) Years
                                        -------------

Annual Administrative Fee:                                               $12,500
Annual Dividend Reinvestment Administrative Fee:                         $10,000
Annual Fee Per Active Shareholder Account:                                 $2.50
Annual Fee Per Inactive Shareholder Account:                               $1.00
Annual Fee Per Dividend Reinvestment Account:                              $4.00

The above fee will be charged for all services listed in Exhibit B and will be subject to the following annual allowances and additional charges:


  Number of active accounts maintained                                       681
  Number of option items processed                                            50
  Number of restricted items processed                                        25
  Number of legal items processed                                             25
  Number of  mailings per year (including one enclosure)                       1
  Number of cash dividends paid per fiscal year                               12
  Number of semi-annual report mailings                                        2
  Number of reports, analyses, list or labels                                  6
  Number of Inspectors of Election                                             1
  Number of respondent bank omnibus proxies                                   15
  Number of certificates issued and book-entry credits                        10
  Number of certificates cancelled and book-entry debits                     150
  Number of DWACS                                                             25
  Number of shareholder telephone calls handled by Interactive
  Voice Response System                                                       50
  Number of shareholder telephone calls transferred out of the
  IVR to a Customer Service Representative                                   150
  Number of shareholder written or E-mail inquiries                           50
  Number of Investor ServiceDirect? transactions                              50
  Number of state mandated due diligence mailings for lost
  property, as required                                                       25
  Number of SEC mandated lost shareholder database searches                   25

[LOGO] Mellon                                                          Exhibit D


To the extent the above annual allowances are exceeded, the following unit fees will apply:

      For each active account maintained (per year)                        $2.50
      For each inactive account maintained             40% of active account fee
      For each option issued                                              $25.00
      For each legal item processed                                       $50.00
      Mailings                                                      See Attached
      Lists / Labels / Analyses                                     See Attached
      For each additional Inspector of Election                        $1,500.00
      For each respondent bank omnibus proxy                             $100.00
      For each DWAC delivery                                              $25.00
      For each certificate issued or cancelled                             $2.00
      For each book-entry credit or debit posted                           $1.50
      For each shareholder telephone call via CSR                          $5.25
      For each shareholder telephone call via IVR                          $1.50
      For each correspondence responding to a shareholder                 $15.00
      For each Investor ServiceDirect transaction                          $1.50
      For each stop maintained on a lost certificate (per month)           $0.05
      For each stop removed from a lost certificate                        $0.05
      For each stop placed on or removed from a restricted security       $50.00


For the purposes of this agreement the following definitions apply:

1. Investor ServiceDirect (ISD) transactions will include any shareholder transaction initiated through ISD including, but not limited to, the following:

      o   Purchasing or selling shares
      o   Duplicate 1099 requests
      o   Updating or changing consent to electronic delivery
      o   Forms or document requests
      o   Taxpayer certification
      o   Certificate issuance
      o   Update dividend reinvestment selection
      o   Duplicate book entry statement
      o   PIN change

2.   Active and Inactive accounts will be defined as follows:

      o Active accounts are defined as accounts with a share balance greater than zero or outstanding cash balances or taxable income that has not yet been reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D



      o Inactive accounts are defined as accounts with a share balance equal to zero and no outstanding cash balances and no taxable income to be reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D



                                  FEE SCHEDULE
                                       TO
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I


Initial Term of Agreement:              Two (2) Years
                                        -------------

Annual Administrative Fee:                                               $12,500
Annual Dividend Reinvestment Administrative Fee:                         $10,000
Annual Fee Per Active Shareholder Account:                                 $2.50
Annual Fee Per Inactive Shareholder Account:                               $1.00
Annual Fee Per Dividend Reinvestment Account:                              $4.00

The above fee will be charged for all services listed in Exhibit B and will be subject to the following annual allowances and additional charges:


  Number of active accounts maintained                                     1,299
  Number of option items processed                                            50
  Number of restricted items processed                                        25
  Number of legal items processed                                             25
  Number of  mailings per year (including one enclosure)                       1
  Number of cash dividends paid per fiscal year                               12
  Number of semi-annual report mailings                                        2
  Number of reports, analyses, list or labels                                  6
  Number of Inspectors of Election                                             1
  Number of respondent bank omnibus proxies                                   15
  Number of certificates issued and book-entry credits                        20
  Number of certificates cancelled and book-entry debits                     300
  Number of DWACS                                                             25
  Number of shareholder telephone calls handled by Interactive
  Voice Response System                                                       50
  Number of shareholder telephone calls transferred out of the
  IVR to a Customer Service Representative                                   400
  Number of shareholder written or E-mail inquiries                           80
  Number of Investor ServiceDirect? transactions                              50
  Number of state mandated due diligence mailings for lost
  property, as required                                                       25
  Number of SEC mandated lost shareholder database searches                   25

[LOGO] Mellon                                                          Exhibit D


To the extent the above annual allowances are exceeded, the following unit fees will apply:

     For each active account maintained (per year)                         $2.50
     For each inactive account maintained              40% of active account fee
     For each option issued                                               $25.00
     For each legal item processed                                        $50.00
     Mailings                                                       See Attached
     Lists / Labels / Analyses                                      See Attached
     For each additional Inspector of Election                         $1,500.00
     For each respondent bank omnibus proxy                              $100.00
     For each DWAC delivery                                               $25.00
     For each certificate issued or cancelled                              $2.00
     For each book-entry credit or debit posted                            $1.50
     For each shareholder telephone call via CSR                           $5.25
     For each shareholder telephone call via IVR                           $1.50
     For each correspondence responding to a shareholder                  $15.00
     For each Investor ServiceDirect transaction                           $1.50
     For each stop maintained on a lost certificate (per month)            $0.05
     For each stop removed from a lost certificate                         $0.05
     For each stop placed on or removed from a restricted security        $50.00


For the purposes of this agreement the following definitions apply:

1. Investor ServiceDirect (ISD) transactions will include any shareholder transaction initiated through ISD including, but not limited to, the following:

     o   Purchasing or selling shares
     o   Duplicate 1099 requests
     o   Updating or changing consent to electronic delivery
     o   Forms or document requests
     o   Taxpayer certification
     o   Certificate issuance
     o   Update dividend reinvestment selection
     o   Duplicate book entry statement
     o   PIN change

2.   Active and Inactive accounts will be defined as follows:

     o Active accounts are defined as accounts with a share balance greater than zero or outstanding cash balances or taxable income that has not yet been reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


     o Inactive accounts are defined as accounts with a share balance equal to zero and no outstanding cash balances and no taxable income to be reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


                                  FEE SCHEDULE
                                       TO
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II


Initial Term of Agreement:              Two (2) Years
                                        -------------

Annual Administrative Fee:                                               $15,000
Annual Dividend Reinvestment Administrative Fee:                         $10,000
Annual Fee Per Active Shareholder Account:                                 $2.50
Annual Fee Per Inactive Shareholder Account:                               $1.00
Annual Fee Per Dividend Reinvestment Account:                              $4.00

The above fee will be charged for all services listed in Exhibit B and will be subject to the following annual allowances and additional charges:


  Number of active accounts maintained                                       844
  Number of option items processed                                            50
  Number of restricted items processed                                        25
  Number of legal items processed                                             25
  Number of  mailings per year (including one enclosure)                       1
  Number of cash dividends paid per fiscal year                               12
  Number of semi-annual report mailings                                        2
  Number of reports, analyses, list or labels                                  6
  Number of Inspectors of Election                                             1
  Number of respondent bank omnibus proxies                                   15
  Number of certificates issued and book-entry credits                        10
  Number of certificates cancelled and book-entry debits                     200
  Number of DWACS                                                             25
  Number of shareholder telephone calls handled by Interactive
  Voice Response System                                                       50
  Number of shareholder telephone calls transferred out of the
  IVR to a Customer Service Representative                                   300
  Number of shareholder written or E-mail inquiries                           50
  Number of Investor ServiceDirect? transactions                              50
  Number of state mandated due diligence mailings for lost
  property, as required                                                       25
  Number of SEC mandated lost shareholder database searches                   25

[LOGO] Mellon                                                          Exhibit D


To the extent the above annual allowances are exceeded, the following unit fees will apply:

     For each active account maintained (per year)                         $2.50
     For each inactive account maintained              40% of active account fee
     For each option issued                                               $25.00
     For each legal item processed                                        $50.00
     Mailings                                                       See Attached
     Lists / Labels / Analyses                                      See Attached
     For each additional Inspector of Election                         $1,500.00
     For each respondent bank omnibus proxy                              $100.00
     For each DWAC delivery                                               $25.00
     For each certificate issued or cancelled                              $2.00
     For each book-entry credit or debit posted                            $1.50
     For each shareholder telephone call via CSR                           $5.25
     For each shareholder telephone call via IVR                           $1.50
     For each correspondence responding to a shareholder                  $15.00
     For each Investor ServiceDirect transaction                           $1.50
     For each stop maintained on a lost certificate (per month)            $0.05
     For each stop removed from a lost certificate                         $0.05
     For each stop placed on or removed from a restricted security        $50.00


For the purposes of this agreement the following definitions apply:

1. Investor ServiceDirect (ISD) transactions will include any shareholder transaction initiated through ISD including, but not limited to, the following:

     o    Purchasing or selling shares
     o    Duplicate 1099 requests
     o    Updating or changing consent to electronic delivery
     o    Forms or document requests
     o    Taxpayer certification
     o    Certificate issuance
     o    Update dividend reinvestment selection
     o    Duplicate book entry statement
     o    PIN change

2.   Active and Inactive accounts will be defined as follows:

     o Active accounts are defined as accounts with a share balance greater than zero or outstanding cash balances or taxable income that has not yet been reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


     o Inactive accounts are defined as accounts with a share balance equal to zero and no outstanding cash balances and no taxable income to be reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


                                  FEE SCHEDULE
                                       TO
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST


Initial Term of Agreement:              Two (2) Years
                                        -------------

Annual Administrative Fee:                                               $12,500
Annual Dividend Reinvestment Administrative Fee:                         $10,000
Annual Fee Per Active Shareholder Account:                                 $2.50
Annual Fee Per Inactive Shareholder Account:                               $1.00
Annual Fee Per Dividend Reinvestment Account:                              $4.00

The above fee will be charged for all services listed in Exhibit B and will be subject to the following annual allowances and additional charges:


  Number of active accounts maintained                                       846
  Number of option items processed                                            50
  Number of restricted items processed                                        25
  Number of legal items processed                                             25
  Number of  mailings per year (including one enclosure)                       1
  Number of cash dividends paid per fiscal year                               12
  Number of semi-annual report mailings                                        2
  Number of reports, analyses, list or labels                                  6
  Number of Inspectors of Election                                             1
  Number of respondent bank omnibus proxies                                   15
  Number of certificates issued and book-entry credits                        10
  Number of certificates cancelled and book-entry debits                     150
  Number of DWACS                                                             25
  Number of shareholder telephone calls handled by Interactive
  Voice Response System                                                       50
  Number of shareholder telephone calls transferred out of the
  IVR to a Customer Service Representative                                   300
  Number of shareholder written or E-mail inquiries                           50
  Number of Investor ServiceDirect? transactions                              50
  Number of state mandated due diligence mailings for lost
  property, as required                                                       25
  Number of SEC mandated lost shareholder database searches                   25

[LOGO] Mellon                                                          Exhibit D


To the extent the above annual allowances are exceeded, the following unit fees will apply:

      For each active account maintained (per year)                        $2.50
      For each inactive account maintained             40% of active account fee
      For each option issued                                              $25.00
      For each legal item processed                                       $50.00
      Mailings                                                      See Attached
      Lists / Labels / Analyses                                     See Attached
      For each additional Inspector of Election                        $1,500.00
      For each respondent bank omnibus proxy                             $100.00
      For each DWAC delivery                                              $25.00
      For each certificate issued or cancelled                             $2.00
      For each book-entry credit or debit posted                           $1.50
      For each shareholder telephone call via CSR                          $5.25
      For each shareholder telephone call via IVR                          $1.50
      For each correspondence responding to a shareholder                 $15.00
      For each Investor ServiceDirect transaction                          $1.50
      For each stop maintained on a lost certificate (per month)           $0.05
      For each stop removed from a lost certificate                        $0.05
      For each stop placed on or removed from a restricted security       $50.00


For the purposes of this agreement the following definitions apply:

1. Investor ServiceDirect (ISD) transactions will include any shareholder transaction initiated through ISD including, but not limited to, the following:

      o   Purchasing or selling shares
      o   Duplicate 1099 requests
      o   Updating or changing consent to electronic delivery
      o   Forms or document requests
      o   Taxpayer certification
      o   Certificate issuance
      o   Update dividend reinvestment selection
      o   Duplicate book entry statement
      o   PIN change

2.   Active and Inactive accounts will be defined as follows:

      o Active accounts are defined as accounts with a share balance greater than zero or outstanding cash balances or taxable income that has not yet been reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


      o Inactive accounts are defined as accounts with a share balance equal to zero and no outstanding cash balances and no taxable income to be reported to the Internal Revenue Service.

[LOGO] Mellon                                                          Exhibit D


                            LISTS / LABELS / ANALYSES

                                  FEE SCHEDULE

                           (Applicable to all Clients)


LISTS


     Per name listed                                                       $0.05


LABELS

     Per label printed                                                     $0.05


ANALYSES

     Per name passed on data base                                          $0.02

     Per name listed in report                                             $0.05


(Minimum charge for each of the above services will be $250.)

[LOGO] Mellon                                                          Exhibit D


                                MAILING SERVICES

                                  FEE SCHEDULE

                           (Applicable to all Clients)


ADDRESSING

     Addressing mailing medium (per name)                                  $0.05


AFFIXING

     Affixing labels (per label)                                           $0.04


INSERTING

     Inserting Enclosures (Machine)

         1st Enclosure (per piece)                                         $0.05

         2nd Enclosure (per piece)                                         $0.04

         Each Enclosure thereafter (per piece)                             $0.03

     Inserting Enclosures (Manual)

         Charge will be determined based on analysis of work to be performed.


 (Minimum charge for any mailing will be $500.)

[LOGO] Mellon                                                          Exhibit D


EXPENSES AND OTHER CHARGES  (Applicable to all Clients)


Fees and Out of Pocket Expenses: The cost of stationery and supplies, including but not limited to transfer sheets, dividend checks, envelopes, and paper stock, together with any disbursement for telephone, postage, mail insurance, travel for annual meeting, link-up charges for ADP and tape charges from DTC are billed in addition to the above fees. All charges and fees, out of pocket costs, expenses and disbursements of Mellon are due and payable by Client upon receipt of an invoice from Mellon.

With respect to any shareholder mailing processed by Mellon, client shall, at least one business day prior to mail date, provide immediately available funds sufficient to cover all postage due on such mailing. For any dividend mailing, client shall, at least one business day prior to the mail date, also provide immediately available funds sufficient to pay the aggregate amount of dividends to be paid.

If Client participates in the Direct Registration System, Mellon will provide a "sell" feature for liquidation of book-entry shares held on behalf of a shareholder. Upon receipt of a sell request by the registered shareholder, Mellon Bank, N.A. will process the request and remit the proceeds to the shareholder in the form of a check (less the appropriate fees). The charge for each such sale is $15.00 plus $0.12 per share or, if applicable, the fees quoted in the Client's stock purchase and / or dividend reinvestment plan.

Offering Administration Fee: A minimum fee of $5,000 will be imposed for activities associated with initial public offerings (IPO's), secondary offerings and / or closings. The fee covers the coordination of efforts necessary between Mellon, the Client's underwriters, the banknote company and DTC in order to effect the closing. This fee will cover the issuance of up to 200 certificates and /or book-entry credits. Certificates and / or book-entry credits over this amount will be billed at $2.00 each. This fee is in addition to any fees Mellon may charge for coordination of selling shareholders, custody services and / or escrow services.

Conversion: There shall be no charge for converting the Client's files to Mellon's systemunless extraordinary efforts will be required to complete the conversion, such as account history conversion or file format conversion. Mellon will review the conversion requirements and any charge will be discussed with and approved by the Client prior to work commencing. In addition, if an out-of-proof condition exists at the time of conversion, and such condition is not resolved within 90 days of such conversion, Client agrees to provide Mellon with funds or shares sufficient to resolve the out-of-proof condition promptly after the 90th day.

Deconversion Fee: In the event Client requests that Mellon provide records to a successor agent, in connection with the expiration or termination of this Agreement, Client shall pay Mellon a fee for deconversion services (e.g., providing shareholder lists and files, producing and shipping records, answering successor agent inquiries). This fee will be based on Mellon's then-current

[LOGO] Mellon                                                          Exhibit D


deconversion fee schedule. Mellon may withhold the Client's records, reports and unused certificate stock from a successor agent pending the Client's payment in full of all fees and expenses owed to Mellon under this Agreement.

Legal, Technological Expenses: Certain expenses may be incurred in resolving legal matters that arise in the course of performing services hereunder. This may result in a separate charge to cover Mellon's expenses (including the cost of external or internal counsel) in resolving such matters; provided that any legal expenses charged to the Clients shall be reasonable. Mellon shall use best efforts to consult with Client prior to incurring any material expenses in accordance with this paragraph.

In the event any Federal regulation and/or state or local law are enacted which require Mellon to make any technological improvements and/or modifications to its current system, Client shall compensate Mellon, on a pro rata basis proportionate to the Client's registered shareholder base, for the costs associated with making such required technological improvements and/or modifications.

Record Storage:  Monthly fee of $2.50 per box, with a minimum charge of $50.00.

Lost Shareholder Services: A fee of $3.00 will be charged for each lost account searched per database searched. A fee of $2.50 will be charged per account for each state mandated due diligence mailing.

Other Services: Fees for any services provided to Client by or on behalf of Mellon hereunder that are not set forth in Exhibit B hereto or in this Exhibit D will be based on Mellon's standard fees at the time such services are provided or, if no standard fees have been established, an appraisal of the work to be performed.